Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:FreshCChoice,EInc                               Case No.  04-54318 (ASW)
                                                             ------------------
      485 Cochrane Circle
      Morgan Hill, CA 95037                           CHAPTER 11
                                                      MONTHLY OPERATING REPORT
                                                      (GENERAL BUSINESS CASE)
--------------------------------------------------------------------------------
                           SUMMARY OF FINANCIAL STATUS
      MONTH ENDED:     08/07/05  (1)                 PETITION DATE:   07/12/04
                       ----------                                 --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported $1


                                                                        End of Current   End of Prior      As of Petition
2.    Asset and Liability Structure                                         Month            Month            Filing
                                                                            -----            -----            ------
      a.  Current Assets                                                 $  3,058,426     $  3,478,907
                                                                        --------------   --------------
      b.  Total Assets                                                   $ 17,210,490     $ 17,612,632      $ 22,899,629
                                                                        --------------   --------------    --------------
      c.  Current Liabilities                                            $  6,118,431     $  6,677,484
                                                                        --------------   --------------
      d.  Total Liabilities                                              $ 18,520,323     $ 19,127,922      $ 19,707,707
                                                                        --------------   --------------    --------------
                                                                                                             Cumulative
3.    Statement of Cash Receipts & Disbursements                         Current Month     Prior Month      Case to Date
                                                                        --------------   --------------    --------------
      a.  Total Receipts                                                 $  4,874,982     $  4,944,805      $ 975,563,347
                                                                        --------------   --------------    --------------
      b.  Total Disbursements                                            $  5,378,770     $  4,752,760      $ 774,758,877
                                                                        --------------   --------------    --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)     $   (503,788)    $    192,045      $     804,470
                                                                        --------------   --------------    --------------
      e.  Cash Balance Beginning of Month                                $  2,632,733     $  2,440,688
                                                                        --------------   --------------
      f.  Cash Balance End of Month (c + d)                              $  2,128,945     $  2,632,733
                                                                        --------------   --------------
                                                                                                            Cumulative
                                                                        Current Month     Prior Month      Case to Date
4.    Profit/(Loss) from the Statement of Operations                     $    205,456     $    (99,523)     $  (8,006,323)
                                                                        --------------   --------------    --------------
5.    Account Receivables (Pre and Post Petition)                        $    116,546     $     90,638
                                                                        --------------   --------------
6.    Post-Petition Liabilities                                          $  7,605,710     $  8,181,480
                                                                        --------------   --------------
7.    Past Due Post-Petition Account Payables (over 30 days)             $          -     $         -
                                                                        --------------   --------------
At the end of this reporting month:                                                           Yes               No
                                                                                              ---               --
8.    Have any payments been made on pre-petition debt, other than payments in the normal      X
      course to secured creditors or lessors? (if yes, attach listing including date of  --------------    --------------
      payment, amount of payment and name of payee) (see note 2)
9.    Have any payments been made to professionals? (if yes, attach listing                    X
      including date of payment, amount of payment and name of payee)                    --------------    --------------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?            X
                                                                                         --------------    --------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?
      (if yes, attach listing including date of payment, amount and reason for
      payment, and name of payee) 12. Is the estate insured for replacement cost               X
      of assets and for general liability?                                               --------------    --------------
13.   Are a plan and disclosure statement on file?                                             X
                                                                                         --------------    --------------
14.   Was there any post-petition borrowing during this reporting period?                                         X
                                                                                         --------------    --------------
15.   Check if paid: Post-petition Taxes |X|;     U.S. Trustee Quarterly Fees         |X|
      Check if filing is current for:    Post-petition tax reporting and tax returns  |X|
      (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid , or tax return filings are not current.)


Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from July 11, 2005 through August 7, 2005. The petition was filed on

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     08/22/05                             /s/ David Pertl
      -----------------                        ---------------------------------
                                               David Pertl

                 STATEMENT OF OPERATIONS (General Business Case)
                          For the Month Ended     08/07/05


             Current Month                                                                     Cumulative      Next Month
---------------------------------------
  Actual       Forecast        Variance                                                         Case to Date    Forecast
-----------  ------------   -----------                                                      ----------------------------
                                              Revenues:
$4,657,669    $4,641,112     $  16,557      1   Gross Sales                                    $66,410,501     $4,473,252
-----------  ------------   -----------                                                       -------------   ------------
                             $       -      2   less: Sales Returns & Allowances
-----------  ------------   -----------                                                       -------------   ------------
$4,657,669    $4,641,112     $  16,557      3   Net Sales                                      $66,410,501     $4,473,252
-----------  ------------   -----------                                                       -------------   ------------
                                                less: Cost of Goods Sold  (Note 1)(Schedule
$2,531,625    $2,535,279     $   3,654      4    'B')                                          $38,567,344     $2,486,594
-----------  ------------   -----------                                                       -------------   ------------
$2,126,044    $2,105,833     $  20,211      5   Gross Profit                                   $27,843,157     $1,986,658
-----------  ------------   -----------                                                       -------------   ------------
$    4,670                   $   4,670      6   Interest                                       $    21,741     $    4,000
-----------  ------------   -----------                                                       -------------   ------------
$      848                   $     848      7   Other Income:                                  $     4,924
-----------  ------------   -----------                                                       -------------   ------------
                             $       -      8
-----------  ------------   -----------       -----------------------                         -------------   ------------
$        -                   $       -      9
-----------  ------------   -----------       -----------------------                         -------------   ------------
$2,131,562    $2,105,833     $  25,729     10       Total Revenues                             $27,869,822     $1,990,658
-----------  ------------   -----------                                                       -------------   ------------
                                              Expenses:
$   43,062    $   50,000     $   6,939     11   Compensation to Owner(s)/Officer(s)            $   872,796     $   45,000
-----------  ------------   -----------                                                       -------------   ------------
$  111,854    $  126,934     $  15,081     12   Salaries                                       $ 1,621,650     $  129,403
-----------  ------------   -----------                                                       -------------   ------------
                             $       -     13   Commissions                                    $         -
-----------  ------------   -----------                                                       -------------   ------------
$   11,986                   $ (11,986)    14   Contract Labor                                 $   109,463
-----------  ------------   -----------                                                       -------------   ------------
                                                Rent/Lease:
                             $       -     15       Personal Property                          $    34,751
-----------  ------------   -----------                                                       -------------   ------------
$  575,631    $  643,702     $  68,071     16       Real Property (See Note 2)                 $ 8,981,613     $  639,195
-----------  ------------   -----------                                                       -------------   ------------
$   28,892                   $ (28,892)    17   Insurance                                      $   581,642
-----------  ------------   -----------                                                       -------------   ------------
$   57,419                   $ (57,419)    18   Management Fees (Credit Cd. Processing)        $   807,712
-----------  ------------   -----------                                                       -------------   ------------
$  141,697    $  164,664     $  22,967     19   Depreciation & Amortization                    $ 2,508,633     $  163,686
-----------  ------------   -----------                                                       -------------   ------------
                                                Taxes:
                             $       -     20       Employer Payroll Taxes                     $   184,615
-----------  ------------   -----------                                                       -------------   ------------
$   30,679                   $ (30,679)    21       Real Property Taxes                        $   544,838
-----------  ------------   -----------                                                       -------------   ------------
$    3,137                   $  (3,137)    22       Other Taxes                                $    36,565
-----------  ------------   -----------                                                       -------------   ------------
$  109,092    $   93,876     $ (15,216)    23   Advertising                                    $ 2,471,580     $  141,469
-----------  ------------   -----------                                                       -------------   ------------
$   15,101    $   83,889     $  68,788     24   G&A                                            $   336,880     $   73,388
-----------  ------------   -----------                                                       -------------   ------------
$   10,477                   $ (10,477)    25   Interest                                       $   280,093     $   10,500
-----------  ------------   -----------                                                       -------------   ------------

$    7,418                   $  (7,418)    26   Other Expenses: Legal fees & Audit             $   258,693
-----------  ------------   -----------                        --------------------           -------------   ------------
$    9,200                   $  (9,200)    27 Professional Fees                                $   351,514
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$   15,863                   $ (15,863)    28 Travel Expenses/Meals/ Ent                       $   141,071
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$    2,184                   $  (2,184)    29 Storage                                          $    62,251
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$  249,238    $  271,320     $  22,082     30 Others (See Note 3)                              $ 3,258,237     $  276,928
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$  243,972    $  214,417     $ (29,555)    31 Utilities                                        $ 3,398,414     $  227,266
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$   82,803    $   86,351     $   3,548     32 Repairs & Maintenance                            $ 1,306,873     $   82,977
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$   12,256                   $ (12,256)    33 License & Permits                                $    85,719
-----------  ------------   -----------       -------------------------------------           -------------   ------------
                             $       -     34
-----------  ------------   -----------       -------------------------------------           -------------   ------------
$1,761,960    $1,735,153     $ (26,807)    35       Total Expenses                             $28,235,601     $1,789,814
-----------  ------------   -----------                                                       -------------   ------------
$  369,602    $  370,680     $  (1,078)    36 Subtotal                                         $  (365,779)    $  200,844
-----------  ------------   -----------                                                       -------------   ------------
                                              Reorganization Items:
                                                                                              -------------   ------------
$ (159,139)   $ (215,000)    $ (55,861)    37   Professional Fees                              $(3,180,706)    $ (232,000)
-----------  ------------   -----------                                                       -------------   ------------
              $        -     $       -     38   Provisions for Rejected Executory Contracts    $         -     $        -
-----------  ------------   -----------                                                       -------------   ------------
              $        -     $       -     39   Interest Earned on Accumulated Cash from       $         -     $        -
-----------  ------------   -----------                                                       -------------   ------------
                                                Resulting Chp 11 Case
$    1,371                   $   1,371     40   Gain or (Loss) from Sale of Equip.             $   851,647
-----------  ------------   -----------                                                       -------------   ------------
                             $       -     41   U.S. Trustee Quarterly Fees                    $   (13,369)
-----------  ------------   -----------                                                       -------------   ------------
$   (6,378)   $  (45,000)    $ (38,622)    42   Store Closure & Asset Impairment Expenses      $(5,297,786)    $  30,000)
-----------  ------------   -----------                                                       -------------   ------------
$ (164,146)   $ (260,000)    $  95,854     43        Total Reorganization Items                $(7,640,214)    $ (262,000)
-----------  ------------   -----------                                                       -------------   ------------
$  205,456    $  110,680     $  94,776     44  Net Profit (Loss) Before Federal & State Taxes  $(8,005,993)    $  (61,156)
-----------  ------------   -----------                                                       -------------   ------------
                             $       -     45   Federal & State Income Taxes                   $       330     $        -
-----------  ------------   -----------                                                       -------------   ------------
$  205,456    $  110,680     $  94,776     46 Net Profit (Loss)                                $(8,006,323)    $  (61,156)
===========  ============   ===========                                                       =============   ============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                 August 7, 2005

Notes:

     (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

     (2) Real Property                     Amount
                                         -----------
         Rent Expense                       471,731
         Common Ground Maintenance          103,900
                                         -----------
         Total                              575,631

     (3) Other Admin                       Amount
                                         -----------
         Deposits Over/Short                    715
         Cash Over                             (813)
         Cash Short                           1,406
         Freight, Express, Cartage            3,428
         Services                            65,843
         Supplies                           108,321
         Misc. Operating Expense                730
         Auto Related Expense                18,142
         Auto Incentive
         Bank Charges                        12,294
         Penalties & Late fees                1,840
         Payroll Processing Fees              5,239
         Real Time Fees                       6,125
         Royalty Fees                         3,287
         Recruiting
         Asset Write Off
         Management Training & Development   22,681
                                         -----------
         Total                              249,238

     (4) Adjustments were made to Period 13 due to year end. Below are the changes in detail:


                                                                         ORIGINAL                            NEW
                                                                     Period 13 - 2004      CHANGE      Period 13 -2004
                                                                  ----------------------------------------------------

          Net Sales                                                        4,741,695             -          4,741,695
          less: Cost of Goods Sold                                         2,803,976      (128,515)         2,675,461
          Gross Profit                                                     1,937,719       128,515          2,066,234
                                                                  ----------------------------------------------------
                Total Revenues                                             1,937,719       128,515          2,066,234

          Expenses not affected by the changes                             1,301,266             -          1,301,266
          Depreciation & Amortization                                        233,563       (34,783)           198,780
          G&A                                                                282,568        14,268            296,836
          Others                                                              28,060        31,992             60,052
                                                                  ----------------------------------------------------
                Total Expenses                                             1,845,457        11,477          1,856,934

          Professional Fees                                                 (291,444)      (51,448)          (342,892)
          Gain/Loss from Sale of Equipment                                     1,371             -              1,371
          Store Closure Expenses & Asset Impairment Expenses                (521,282)     (329,266)          (850,548)
                                                                  ----------------------------------------------------
                 Total Reorganization Items                                 (811,355)     (380,714)        (1,192,069)

                                                                  ----------------------------------------------------
          Net Profit (Loss) Before Federal & State Taxes                    (719,093)     (263,676)          (982,770)
                                                                  ----------------------------------------------------

          Federal & State Income Taxes                                         3,200             -              3,200

                                                                  ----------------------------------------------------
          Net Profit (Loss)                                                 (722,293)     (263,676)          (985,970)
                                                                  ====================================================


                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended     08/07/05


         Assets
                                                             From Schedules     Market Value(1)
                                                             --------------   -------------------
             Current Assets
     1           Cash and cash equivalents - unrestricted                       $      2,128,945
                                                                              -------------------
     2           Cash and cash equivalents - restricted
                                                                              -------------------
     3           Accounts receivable (net)                         A            $        116,546
                                                                              -------------------
     4           Inventory                                         B            $        306,229
                                                                              -------------------
     5           Prepaid expenses                                               $        506,706
                                                                              -------------------
     6           Professional retainers
                                                                              -------------------
     7           Other:Assets Held for Sale
                       -------------------------------------                  -------------------
     8
                 -------------------------------------------                  -------------------
     9                 Total Current Assets                                     $      3,058,426
                                                                              -------------------
             Property and Equipment (Market Value)
    10           Real property                                     C            $      2,440,133
                                                                              -------------------
    11           Machinery and equipment                           D            $      2,011,674
                                                                              -------------------
    12           Furniture and fixtures                            D            $      2,149,445
                                                                              -------------------
    13           Office equipment                                  D            $         45,050
                                                                              -------------------
    14           Leasehold improvements                            D            $      6,557,705
                                                                              -------------------
    15           Vehicles                                          D            $            576
                                                                              -------------------
    16           Other:                                            D
                       -------------------------------------                  -------------------
    17                                                             D
                 -------------------------------------------                  -------------------
    18                                                             D
                 -------------------------------------------                  -------------------
    19                                                             D
                 -------------------------------------------                  -------------------
    20                                                             D
                 -------------------------------------------                  -------------------
    21                 Total Property and Equipment                             $     13,204,582
                                                                              -------------------
             Other Assets
    22           Loans to shareholders
                                                                              -------------------
    23           Loans to affiliates
                                                                              -------------------
    24           Deposits (See Note 4)                                          $        793,889
                 -------------------------------------------                  -------------------
    25           Intangible                                                     $        153,594
                 -------------------------------------------                  -------------------
    26
                 -------------------------------------------                  -------------------
    27
                 -------------------------------------------                  -------------------
    28                 Total Other Assets                                       $        947,483
                                                                              -------------------
    29                 Total Assets                                             $     17,210,490
                                                                              ===================


         NOTE:
               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)


         Liabilities From Schedules
             Post-Petition
                 Current Liabilities
    30                 Accrued salaries and wages                                                   $ 1,164,044
                                                                                            --------------------
    31                 Payroll taxes
                                                                                            --------------------
    32                 Real and personal property taxes
                                                                                            --------------------
    33                 Income taxes
                                                                                            --------------------
    34                 Sales taxes payable                                                            $ 531,507
                                                                                            --------------------
    35                 Notes payable (short term)
                                                                                            --------------------
    36                 Accounts payable (trade)                                 A                     $ 594,862
                                                                                            --------------------
    37                 Real property lease arrearage
                                                                                            --------------------
    38                 Personal property lease arrearage
                                                                                            --------------------
    39                 Accrued professional fees                                                      $ 667,388
                                                                                            --------------------
    40                 Current portion of long-term post-petition debt (due within 12 months)
                                                                                            --------------------
    41                 Other:   Other Accrued Expense (Note 2)                                      $ 3,160,631
                                -------------------------------------                       --------------------
    42
                       ----------------------------------------------                       --------------------
    43
                       ----------------------------------------------                       --------------------
    44                 Total Current Liabilities                                                    $ 6,118,431
                                                                                            --------------------
    45           Long-Term Post-Petition Debt, Net of Current Portion                               $ 1,487,279
                                                                                            --------------------
    46                 Total Post-Petition Liabilities                                              $ 7,605,710
                                                                                            --------------------
             Pre-Petition Liabilities (allowed amount)
    47                 Secured claims                                           F                   $ 2,595,914
                                                                                            --------------------
    48                 Priority unsecured claims                                F                     $ 725,139
                                                                                            --------------------
    49                 General unsecured claims                                 F                   $ 2,552,891
                                                                                            --------------------
    53                 Other Accrued Expense (Note 2)                                               $ 4,932,088
                                                                                            --------------------
                       Long Term Liabilities (Note 3)                                                 $ 108,581
                                                                                            --------------------
    55                 Total Pre-Petition Liabilities                                              $ 10,914,612
                                                                                            --------------------
    56                 Total Liabilities                                                           $ 18,520,323
                                                                                            --------------------
         Equity (Deficit)
    57           Retained Earnings/(Deficit) at time of filing                                    $ (41,222,570)
                                                                                            --------------------
    58           Common/Preferred Stock                                                             $ 5,181,223
                                                                                            --------------------
    59           Additional paid-in capital                                                        $ 42,737,837
                                                                                            --------------------
    60           Cumulative profit/(loss) since filing of case                                     $ (8,006,323)
                                                                                            --------------------
    61           Post-petition contributions/(distributions) or (draws)
                                                                                            --------------------
    62           Market value adjustment
                                                                                            --------------------
    63                 Total Equity (Deficit)                                                      $ (1,309,833)
                                                                                            --------------------
    64   Total Liabilities and Equity (Deficit)                                                    $ 17,210,490
                                                                                            ====================


                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                 August 7, 2005


Note:
 (1)       Book value.

 (2)       The following is a list of Other Accrued Expenses:                Pre & Post-Petition  Pre-Petition  Post-Petition
                                                                             ------------------------------------------------
           23010 Workers' Comp Payable                                                 885,465              -        885,465
           23030 Accrued Credit Card Proc Fees                                          12,442              -         12,442
           23040 Accrued Bank Charges                                                   16,207              -         16,207
           23050 Gift Certificate Allowance                                            605,451              -        605,451
           23070 Food Credit Liability                                                 515,988              -        515,988
           23110 Accrued Payroll Processing Fee                                            854              -            854
           23120 Closed Restaurants Payable  (502(b)(6)) estimate                    4,370,779      4,370,779              -
           23121 Store Closure Reserve                                                    (955)             -           (955)
           23125-6 Accrued Rent                                                        543,190        294,128        249,062
           23130 Other Accrued Liabilities                                             208,004              -        208,004
           23140 Accrued Fees-Finance                                                    7,461              -          7,461
           23150 Accrued Fees-Legal                                                     11,750              -         11,750
           23170 Accrued Fees-Audit                                                     78,924              -         78,924
           23180 Accrued Fees-Tax                                                       25,714              -         25,714
           23200 Accrued Fees-Employee Litigati                                         18,150              -         18,150
           23210 Accrued Fees-Executive                                                 12,391              -         12,391
           23225 Accrued Auto                                                                -              -              -
           23240 Accrued Health Insurance-GW                                           118,747              -        118,747
           23250 Accrued Insurance                                                      24,706              -         24,706
           23300 Advertising Accrual                                                    (1,283)             -         (1,283)
           23350 Interest Payable - Loc                                                 33,581          1,649         31,932
           23360 Interest Payable                                                       22,529         21,101          1,428
           23390 Accrued Janitorial Expense                                                  -              -              -
           23400 Accrued Utilities                                                     239,613        126,577        113,036
           23410 Accrued Property Taxes                                                333,162         63,147        270,015
           23420 Accrued Cam                                                             9,847         54,707        (44,860)
                                                                                ---------------------------------------------
           Total Other Accrued Expenses                                          $   8,092,718   $  4,932,088   $  3,160,631

                                                                                               Combined Amount
 (3)       The following is a list of Long Term Liabilities                        Pre & Post-    Pre-Petition  Post-Petition
                                                                                       Petition
                                                                                ---------------------------------------------

           24320 Deferred Rent                                                       1,275,407              -      1,275,407
           24340 Deferred Gain On Sale                                                 146,342              -        146,342
           24350 Other Non-Current Liabilities                                          65,530              -         65,530
           24390 Notes Payable-Long Term                                               108,581        108,581              -
                                                                                             -              -              -
                                                                                ---------------------------------------------
           Total Long Term Liabilities                                           $   1,595,860        108,581      1,487,279

 (4)       Deposits                       Amount
                              ------------------

           Rent Deposit                 167,321
           Alcohol Deposit                2,350
           Other Deposit                590,252
           Utility Deposit               33,967
                              ------------------
           Total Deposit                793,889

 (5)       Adjustments were made to Period 13 due to year end.  Below are the changes in detail:
                                                                                   ORIGINAL                         NEW
                                                                                Period 13 -2004    CHANGE     Period 13 -2004
                                                                                ---------------------------------------------

           Cash                                                                      2,357,246        105,952      2,463,198
           Accounts Receivable                                                          95,176                        95,176
           Assets Held for Sale                                                      3,294,818       (350,000)     2,944,818
           Inventory                                                                   358,933                       358,933
           Prepaid Expenses                                                            239,864                       239,864
           Property & Equipment                                                     14,365,088          7,880     14,372,968
           Deposits                                                                    872,931        (51,448)       821,483
           Other Assets                                                                164,992              -        164,992
                                                                                ---------------------------------------------
           Total Assets                                                          $  21,749,048    $  (287,616)   $21,461,432
                                                                                =============================================


           Accounts Payable                                                          3,270,444         90,309      3,360,753
           Salaries and Wages Payable                                                1,589,572        (59,516)     1,530,056
           Sales Tax Payable                                                           911,865              -        911,865
           Store Closure Reserve                                                     3,938,300              -      3,938,300
           Other Accrued Liabilities                                                 4,916,013        (54,732)     4,861,281
           Current Portion                                                           4,722,159              -      4,722,159
           Long Term Liabilities                                                     2,085,688              -      2,085,688
           Equity                                                                      315,007       (263,677)        51,330
                                                                                ---------------------------------------------
           Total Liab & Equity                                                   $  21,749,048    $  (287,616)   $21,461,432
                                                                                =============================================


Fresh Choice, Inc.
Payments to Officers
Period 8, 2005


                             Date                     Gross         Car Allowance         Total
---------------------------------------------------------------------------------------------------
Pertl, David       July 15, 26 & 29, 2005          $ 14,461.52        $ 1,107.69       $ 15,569.21

O'Shea, Tim        July 15, 26 & 29, 2005          $ 15,384.60        $ 1,384.62       $ 16,769.22

Freedman, Tina     July 15, 26 & 29, 2005          $  9,615.38        $ 1,107.69       $ 10,723.07

---------------------------------------------------------------------------------------------------

Total                                              $ 39,461.50        $ 3,600.00       $ 43,061.50
===================================================================================================


Fresh Choice, Inc.
Payments to Professional Fees
Period 8, 2005


                                                              P8-2005
                                            Date               Amount                Cumulative
---------------------------------------------------------------------------------------------------
Corporate Revitalization Partners      July 15, 2005            $  46,017              $   141,963
Gray, Cary Ware                        July 15, 2005            $ 115,455              $   225,238
Huntley, Mullaney & Spargo             July 22, 2005            $     967              $   124,259
Pachulski, Stang Ziel                  July 15, 2005            $ 439,234              $   870,308
Sulmeyer Kupetz Client Trust           July 15, 2005            $ 157,354              $   399,136
XRoads Solutions Group                                                                 $   794,189


---------------------------------------------------------------------------------------------------

Total                                                           $ 759,027              $ 2,555,092
===================================================================================================


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                                                   Accounts Receivable  Accounts Payable      Past Due
Receivables and Payables Agings                                  (Pre and Post-petition(Post -petition)   Post Petition Debt
                                                                 ---------------------
     0 -30 Days                                                              $116,546         $594,862
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                        $0
                                                                                       ----------------   ----------------
     91+ Days
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                          $116,546         $594,862
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                               $116,546
                                                                 =====================
                                   Schedule B
                          Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                               Cost of Goods Sold
----------------------------------                               ------------------

                                           Inventory(ies)
                                             Balance at
                                            End of Month         Inventory Beginning of Month                    $294,575
                                                                                                          ================
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                $1,078,752
                                                                                                          ----------------
       Product for resale                          $306,229        Direct labor                                $1,464,527
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
     Distribution -                                                Freight in
                                                                                                          ----------------
       Products for resale                                         Other:                                              $0
                                     -----------------------                                              ----------------
                                                                                                                       $0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
       Finished goods                                              Inventory End of Month                        $306,229
                                     -----------------------                                              ----------------
                                                                   Shrinkage
                                                                                                          ----------------
     Other - Explain                                               Personal Use
                                     -----------------------                                              ----------------

     --------------------------------
                                                                 Cost of Goods Sold                            $2,531,625
     --------------------------------                                                                     ================
         TOTAL                                     $306,229
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system? Indicate by a checkmark method of inventory used.
             Yes  X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
       Monthly          X                                            Lower of cost or market
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
       Semi-annually                                                 Other                              X
                      ------                                                                           ---
       Annually                                                        Explain
                      ------
Date of last physical inventory was  August 7, 2005              Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   September 4, 2005
                                     -----------------------     ---------------------------------------------------------



Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                   Schedule C
                                  Real Property


Description                                                         Cost            Market Value(1)
                                                                   ------          -----------------
      Land                                                      $           -        $             -
      --------------------------------------------             ---------------    -------------------
      Building                                                  $   3,839,333        $     3,839,333
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $  (1,399,200)       $    (1,399,200)
      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------
      Total                                                     $   2,440,133        $     2,440,133
                                                               ===============    ===================


                                   Schedule D
                            Other Depreciable Assets
Description                                                         Cost            Market Value(1)
                                                                   ------          -----------------
Machinery & Equipment -
      Kitchen Equipment                                         $   8,411,393        $     8,411,393
      --------------------------------------------             ---------------    -------------------
      Equipment in Progress                                     $     128,741        $       128,741
      --------------------------------------------             ---------------    -------------------
      Computer Equipment                                        $   1,607,654        $     1,607,654
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $  (8,136,114)       $    (8,136,114)
      --------------------------------------------             ---------------    -------------------
      Total                                                     $   2,011,674        $     2,011,674
                                                               ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                      $   7,017,656        $     7,017,656
      --------------------------------------------             ---------------    -------------------
      Construction Fixtures in Progress                         $     120,893        $       120,893
      --------------------------------------------             ---------------    -------------------
      Smallwares                                                $   1,030,169        $     1,030,169
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $  (6,019,273)       $    (6,019,273)
      --------------------------------------------             ---------------    -------------------
      Total                                                     $   2,149,445        $     2,149,445
                                                               ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                          $     200,842        $       200,842
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $    (155,792)       $      (155,792)
      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------
      Total                                                     $      45,050        $        45,050
                                                               ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                     $  14,109,699        $    14,109,699
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $  (7,551,994)       $    (7,551,994)
      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------
      Total                                                     $   6,557,705        $     6,557,705
                                                               ===============    ===================
Vehicles -
      Vehicles                                                  $      17,344        $        17,344
      --------------------------------------------             ---------------    -------------------
      Accumulation Depreciation                                 $     (16,768)       $       (16,768)
      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------

      --------------------------------------------             ---------------    -------------------
      Total                                                     $         576        $           576
                                                               ===============    ===================


Note:

     (1)  Book Value.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)


Taxes Payable                            0-30 Days            31-60 Days         61-90 Days      91+ Days           Total
                                         ---------            ----------         ----------      --------           -----
Federal
        Income Tax Withholding           $      168,091                                                          $    168,091
                                      ------------------   ----------------    --------------- --------------   --------------
        FICA - Employee                                                                                          $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        FICA - Employer                                                                                          $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Unemployment (FUTA)                                                                                      $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Income                                                                                                   $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Other (Attach List)                                                                                      $          -
                                      ------------------   ----------------    --------------- --------------   --------------
Total Federal Taxes                      $      168,091       $          -        $         -     $        -     $    168,091
                                      ------------------   ----------------    --------------- --------------   --------------
State and Local
        Income Tax Withholding                                                                                   $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Unemployment (UT)                                                                                        $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Disability Insurance (DI)                                                                                $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Empl. Training Tax (ETT)                                                                                 $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Sales                            $      531,507                                                          $    531,507
                                      ------------------   ----------------    --------------- --------------   --------------
        Excise                                                                                                   $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Real property                    $       30,679                                                          $     30,679
                                      ------------------   ----------------    --------------- --------------   --------------
        Personal property                                                                                        $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Income                                                                                                   $          -
                                      ------------------   ----------------    --------------- --------------   --------------
        Other (Attach List)                                                                                      $          -
                                      ------------------   ----------------    --------------- --------------   --------------
Total State & Local Taxes                $      562,186       $          -        $         -     $        -     $    562,186
                                      ------------------   ----------------    --------------- --------------   --------------
Total Taxes                              $      730,277       $          -        $         -     $        -     $    730,277
                                      ==================   ================    =============== ==============   ==============


                                   Schedule F
                            Pre-Petition Liabilities


                                                                                              Allowed
List Total Claims For Each Classification (1)                             Claimed Amount     Amount (b)
---------------------------------------------                             --------------     ----------
        Secured claims  (a)                                                $    2,595,914
                                                                         ----------------- ----------------
        Priority claims other than taxes                                   $      268,587
                                                                         ----------------- ----------------
        Priority tax claims                                                $      456,552
                                                                         ----------------- ----------------
        General unsecured claims                                           $    2,552,891
                                                                         ----------------- ----------------


        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


           Schedule G - Rental Income Information - Not applicable to
                             General Business Cases

                                   Schedule H
                       08/07/05ulation of Funds Held as of


                                           Account 1             Account 2            Account 3         Account 4
                                           ---------             ---------            ---------         ---------
Bank                                  Wells Fargo            Wells Fargo           Wells Fargo       Bank of America
                                      --------------------   ------------------    ----------------- -------------------
Account Type                          Concentration          Money Market          Benefits ACH Pmt. Disbursement
                                      --------------------   ------------------    ----------------- -------------------
Account No.                           4038-832325            12576708              4945091882        7313400466
                                      --------------------   ------------------    ----------------- -------------------
Account Purpose                       General                Investment            Payroll           Gifts Certificates
                                      --------------------   ------------------    ----------------- -------------------
Balance, End of Month                  $    1,823,169          $       763,324       $    4,072        $      187
                                      --------------------   ------------------    ----------------- -------------------


                                           Account 5             Account 6            Account 7         Account
                                           ---------             ---------            ---------         -------
Bank                                  Wells Fargo            Wells Fargo           Wells Fargo       Cash in Registers
                                      --------------------   ------------------    ----------------- -------------------
Account Type                          Accounts Payable       Payroll               Disbursement      and on hand
                                      --------------------   ------------------    ----------------- -------------------
Account No.                           412-1020184            403-8832366           403-8832408
                                      --------------------   ------------------    ----------------- -------------------
Account Purpose                       A/P ZBA                Payroll ZBA           Gifts Certificates
                                      --------------------   ------------------    ----------------- -------------------
Balance, End of Month                  $         (488,581)(2)  $       (97,369) (2)  $   50,093        $   74,050
                                      --------------------   ------------------    ----------------- -------------------
Total Funds on Hand for all Accounts   $        2,128,945
                                      ====================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

 Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

          2:    The negative balance reflects a timing difference.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended    08/07/05
                                              ---------------


                                                                           Actual             Cumulative
                                                                       Current Month        (Case to Date)
                                                                       -------------        --------------
     Cash Receipts
1          Rent/Leases Collected
                                                                      -----------------    -----------------
2          Cash Received from Sales                                    $     4,870,312      $    72,373,669
                                                                      -----------------    -----------------
3          Interest Received                                           $         4,670      $        25,567
                                                                      -----------------    -----------------
4          Borrowings
                                                                      -----------------    -----------------
5          Funds from Shareholders, Partners, or Other Insiders                             $       250,000
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7          Proceeds from Sale of Restaurant                                                 $     2,914,111
           --------------------------------------------               -----------------    -----------------
8
           --------------------------------------------               -----------------    -----------------
9
           --------------------------------------------               -----------------    -----------------
10
           --------------------------------------------               -----------------    -----------------
11
           --------------------------------------------               -----------------    -----------------
12              Total Cash Receipts                                    $     4,874,982      $    75,563,347
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            2,522,246      $    42,241,324
                                                                      -----------------    -----------------
14         Selling                                                             162,127      $     2,158,042
                                                                      -----------------    -----------------
15         Administrative                                                      142,737      $     2,204,819
                                                                      -----------------    -----------------
16         Capital Expenditures                                                137,185      $       445,093
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                  $        31,829      $     2,360,287
                                                                      -----------------    -----------------
18         Interest Paid                                               $         9,799      $       202,319
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property
                                                                      -----------------    -----------------
20              Real Property                                                  610,114      $     8,441,276
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        43,062      $       850,343
                                                                      -----------------    -----------------
22              Draws
                                                                      -----------------    -----------------
23              Commissions/Royalties
                                                                      -----------------    -----------------
24              Expense Reimbursements                                          15,859      $       165,881
                                                                      -----------------    -----------------
25              Other
                                                                      -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     76,831      $     1,296,635
                                                                      -----------------    -----------------
27         Management Fees
                                                                      -----------------    -----------------
           Taxes:
28              Employee Withholding                                           191,938      $     3,393,103
                                                                      -----------------    -----------------
29              Employer Payroll Taxes                                         121,476      $     2,068,725
                                                                      -----------------    -----------------
30              Real Property Taxes                                             30,679      $       502,708
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        456,444      $     5,202,369
                                                                      -----------------    -----------------
32         Other Cash Outflows:
                                                                      -----------------    -----------------
33              Credit Card fees                                                57,419      $       739,464
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance                                                $      (108,601)
                ---------------------------------------               -----------------    -----------------
35              Reorganization-Professional Fees                       $       759,027      $     2,555,092
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                         $        10,000      $        40,000
                ---------------------------------------               -----------------    -----------------
37
                ---------------------------------------               -----------------    -----------------
38              Total Cash Disbursements:                              $     5,378,770      $    74,758,877
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                   $      (503,788)     $       804,470
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                 $     2,632,733      $     1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                       $     2,128,945      $     2,128,945
                                                                      =================    =================
